UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2010

Date of reporting period: 04/30/2010

Item 1 – Report to Stockholders

Annual Report

APRIL 30, 2010

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	APRIL 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the period ended with high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, as the period drew to a close, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. On balance, however, improving corporate revenues and profits and a positive macro backdrop helped push stock prices higher over the last twelve and six months. From a geographic perspective, US equities have outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down.

Within fixed income markets, yields have been moving unevenly as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of April 30, 2010	6-month	12-month

US equities (S&P 500 Index)	15.66%	38.84%

Small cap US equities (Russell 2000 Index)	28.17	48.95

International equities (MSCI Europe, Australasia, Far East Index)	2.48	34.43

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.15

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.54)	(1.32)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.54	8.30

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.68	8.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	11.60	42.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2010	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc. (MYD) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Fund returned 27.75% based on market price and 28.44% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and 22.67% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Positive performance was attributable in part to sector allocation decisions and included concentrations in health care, housing and corporate-related debt, which all performed well. Increasing risk appetite has also proven beneficial given the portfolio’s focus on lower-rated credits. Additionally, portfolio positioning with respect to a modestly long duration stance and an emphasis on longer-dated bonds was additive in an environment where yields on the long end of the curve fell substantially. Negative factors include underweight positioning in the tax-backed and education sectors, which have performed well on a relative basis.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2010 ($13.70)[1]	6.70%
Tax Equivalent Yield[2]	10.31%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Leverage as of April 30, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on June 1, 2010, was increased to $0.0800. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/10	4/30/09	Change	High	Low

Market Price	$13.70	$11.45	19.65%	$13.95	$11.09
Net Asset Value	$13.87	$11.53	20.29%	$13.87	$11.53

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/10	4/30/09

Health	22%	18%
Corporate	16	12
State	14	24
Transportation	12	6
Education	9	10
County/City/Special District/School District	9	9
Utilities	8	8
Housing	6	9
Tobacco	4	4

Credit Quality Allocations[5]

	4/30/10	4/30/09

AAA/Aaa	19%	28%
AA/Aa	31	26
A	22	20
BBB/Baa	10	9
BB/Ba	2	1
B	3	2
CCC/Caa	3	2
Not Rated[6]	10	12

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30, 2009, the market value of these securities was $6,821,060 representing 1% and $18,072,535 representing 2%, respectively, of the Fund’s long-term investments.

4	ANNUAL REPORT	APRIL 30, 2010

Fund Summary as of April 30, 2010	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc. (MQY) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Fund returned 24.86% based on market price and 17.12% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 24.79% on a market price basis and 15.40% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Among the factors that contributed to Fund performance during the reporting period were the Fund’s constructive posture toward the market during a period of declining yields; exposure to the long end of the yield curve during a period of curve flattening; a general tightening of credit spreads, which drove performance in the Fund’s holdings of insured bonds with weaker underlying credits; and the Fund’s exposure to the transportation and escrowed sectors. Conversely, lower relative exposure to the public utility and education sectors detracted from Fund performance as both segments performed well. The Fund’s holdings of zero-coupon bonds also detracted from performance as spreads in this sector generally underperformed relative to spreads on coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2010 ($14.48)[1]	6.17%
Tax Equivalent Yield[2]	9.49%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Leverage as of April 30, 2010[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on June 1, 2010, was increased to $0.0770. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/10	4/30/09	Change	High	Low

Market Price	$14.48	$12.32	17.53%	$14.54	$11.80
Net Asset Value	$14.63	$13.27	10.25%	$15.03	$13.04

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/10	4/30/09

Transportation	25%	26%
County/City/Special District/School District	24	20
Utilities	16	16
State	14	18
Health	9	7
Tobacco	4	5
Education	3	2
Corporate	3	4
Housing	2	2

Credit Quality Allocations[5]

	4/30/10	4/30/09

AAA/Aaa	39%	39%
AA/Aa	31	42
A	24	14
BBB/Baa	5	5
Not Rated	1 [6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010, the market value of these securities was $7,592,058, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2010	5

Fund Summary as of April 30, 2010	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc. (MQT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Fund returned 31.18% based on market price and 17.15% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 24.79% on a market price basis and 15.40% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Among the factors that contributed to Fund performance during the reporting period were the Fund’s constructive posture toward the market during a period of declining yields; exposure to the long end of the yield curve during a period of curve flattening; a general tightening of credit spreads, which drove performance in the Fund’s holdings of insured bonds with weaker underlying credits; and the Fund’s exposure to the transportation and housing sectors. Conversely, lower relative exposure to the public utility and education sectors detracted from Fund performance as both segments performed well. The Fund’s holdings of zero-coupon bonds also detracted from performance as spreads in this sector generally underperformed relative to spreads on coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2010 ($12.52)[1]	6.42%
Tax Equivalent Yield[2]	9.88%
Current Monthly Distribution per Common Share[3]	$0.067
Current Annualized Distribution per Common Share[3]	$0.804
Leverage as of April 30, 2010[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/10	4/30/09	Change	High	Low

Market Price	$12.52	$10.16	23.23%	$12.53	$10.10
Net Asset Value	$12.71	$11.55	10.04%	$13.06	$11.36

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/10	4/30/09

Transportation	26%	29%
County/City/Special District/School District	26	23
State	15	18
Utilities	11	13
Health	9	3
Housing	8	7
Education	3	2
Corporate	2	3
Tobacco	—	2

Credit Quality Allocations[5]

	4/30/10	4/30/09

AAA/Aaa	48%	46%
AA/Aa	30	36
A	18	15
BBB/Baa	4	3

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments.To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates.At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses.The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2010, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

MYD	37%
MQY	39%
MQT	39%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument.The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured.The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell.The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	7

Schedule of Investments April 30, 2010	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.7%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$4,521,143

Arizona — 10.9%
Arizona State Transportation Board, RB, Sub-Series A:
5.00%, 7/01/21	5,825	6,405,927
5.00%, 7/01/22	7,030	7,568,147
5.00%, 7/01/23	5,240	5,616,494
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,268,288
Maricopa County IDA Arizona, Refunding RB, Series A-1 (GNMA):
6.00%, 10/20/31	3,530	3,717,090
6.05%, 10/20/36	3,530	3,614,402
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,456,010
6.30%, 4/01/23	5,090	3,980,533
Pima County IDA, IDRB, Tucson Electric Power, Series A, 6.38%, 9/01/29	3,000	3,046,170
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	2,240	2,279,379
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	755	728,175
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,975	4,154,909
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	6,679,613
5.00%, 12/01/37	7,900	7,005,325
Vistancia Community Facilities District Arizona, GO:
5.50%, 7/15/20	3,000	2,988,150
5.75%, 7/15/24	2,125	2,106,491
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	3,900	3,922,386

		68,537,489

Municipal Bonds	Par (000)	Value

California — 15.5%
California Health Facilities Financing Authority, RB, Cedars-Sinai Medical Center, 5.00%, 8/15/39	$1,700	$1,644,053
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,155	3,394,149
St. Joseph Health System, 5.75%, 7/01/39	4,425	4,600,363
California State Public Works Board, RB:
Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/29	3,000	2,874,750
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,555,170
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	4,375	4,242,656
Golden State Tobacco Securitization Corp. California, RB, ARS, Asset-Backed, Series A-4, 7.80%, 6/01/13 (a)	7,500	8,980,275
Golden State Tobacco Securitization Corp. California, Refunding RB, Asset-Backed, Senior Series A-1, 5.13%, 6/01/47	2,090	1,452,048
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,605	1,663,390
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,970	12,196,951
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,075	19,761,128
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,010
Various Purpose, 5.25%, 11/01/25	5,000	5,105,650
Various Purpose, 5.00%, 6/01/32	7,685	7,689,227
Various Purpose, 6.00%, 3/01/33	5,085	5,597,110
Various Purpose, 6.50%, 4/01/33	14,075	15,957,813

		97,724,743

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Auction Rate Securities
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificate of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Economic Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SO	Special Obligation

See Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado — 3.9%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	$5,065	$5,575,856
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	155	165,765
Elk Valley Public Improvement Corp., RB, Public Improvement Fee, Series A:
7.10%, 9/01/14	700	714,819
7.35%, 9/01/31	5,065	4,676,109
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds:
Public Improvement Fee, Tax Increment, 8.00%, 12/01/25	6,850	6,857,672
Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	1,885	1,797,838
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,416,297
5.38%, 6/01/32	1,250	1,343,325
5.38%, 6/01/38	830	884,913

		24,432,594

Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	2,846,120
Wesleyan University, 5.00%, 7/01/35 (b)	2,225	2,365,286
Wesleyan University, 5.00%, 7/01/39 (b)	5,000	5,294,050

		10,505,456

District of Columbia — 1.9%
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC), 7.00%, 10/01/31 (c)	10,000	2,860,200
CAB, 2nd Senior Lien, Series B (AGC), 7.03%, 10/01/32 (c)	15,000	4,055,550
CAB, 2nd Senior Lien, Series B (AGC), 7.05%, 10/01/33 (c)	13,410	3,427,998
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,568,190

		11,911,938

Florida — 7.8%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	3,435	3,565,874
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,155	2,248,721
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,450	11,663,771
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	7,616,520
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,312,575
Hillsborough County IDA, RB, AMT National Gypsum Co.:
Series A, 7.13%, 4/01/30	11,500	10,016,615
Series B, 7.13%, 4/01/30	5,000	4,355,050

Municipal Bonds	Par (000)	Value

Florida (concluded)
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	$5,255	$5,092,778
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28	4,620	2,515,821

		49,387,725

Georgia — 1.4%
De Kalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,764,566
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	7,309,751

		9,074,317

Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,270	1,314,717
6.75%, 11/15/29	1,815	1,930,361
7.00%, 11/15/39	1,200	1,281,408

		4,526,486

Idaho — 1.6%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,058,300

Illinois — 1.0%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	803,520
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,235	3,361,133
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	875	697,261
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,328,397

		6,190,311

Indiana — 3.5%
County of St. Joseph Indiana, Refunding RB, Notre Dame du Lac Project, 5.00%, 3/01/36	4,545	4,813,428
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,720,369
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Inc., Series C, 4.95%, 10/01/40	6,705	6,627,825
Parkview Health System, Series A, 5.75%, 5/01/31	6,645	6,832,921
Indiana Municipal Power Agency, RB, Indiana Municipal Power Agency, Series B, 6.00%, 1/01/39	2,230	2,409,582

		22,404,125

Kansas — 1.4%
City of Lenexa Kansas, RB, Lakeview Village Inc., Series C, 6.88%, 5/15/12 (a)	1,250	1,410,725
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.75%, 11/15/38	7,100	7,588,906

		8,999,631

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Refunding RB, Series A:
Norton, 6.63%, 10/01/28	$650	$659,848
Owensboro Medical Health System, 6.38%, 6/01/40	2,040	2,097,120

		2,756,968

Louisiana — 4.7%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,686,958
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,254,880
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	19,000	18,947,180

		29,889,018

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,204,621

Maryland — 1.5%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,284,555
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 4.65%, 9/01/32	2,225	2,109,322
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	898,859
Maryland Health & Higher Educational Facilities Authority, RB, Peninsula Regional Medical Center, 5.00%, 7/01/36	2,000	2,021,000
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	474,025
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	3,000	3,000,870

		9,788,631

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	2,874,165
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,690,560

		6,564,725

Michigan — 2.9%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,835	2,203,395
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	5,999,749
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,361,340
8.25%, 9/01/39	6,365	7,512,800

		18,077,284

Municipal Bonds	Par (000)	Value

Minnesota — 0.5%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (GNMA):
6.00%, 8/20/21	$420	$448,665
6.20%, 2/20/43	2,000	2,124,180
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, AMT, 5.95%, 5/01/30	885	891,823

		3,464,668

Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	299,373

New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	3,285	3,292,917

New Jersey — 8.7%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	10,000	9,902,600
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	3,905	3,752,276
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	14,000	13,133,400
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	626,376
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	191,245
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	2,658,960
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	18,800	18,953,408
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association (d)(e):
6.00%, 7/01/13	1,335	13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (c)	13,110	2,811,177
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	4,220	2,918,088

		54,947,561

New York — 8.5%
City of New York New York, GO, Series O, 5.00%, 6/01/33	2,500	2,597,675
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	2,755	2,813,599
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,200	2,186,514
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/34	4,910	5,141,359
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,235,950
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,720	17,266,075
New York State Dormitory Authority, Refunding RB, Mount Sinai Health, Series A, 6.75%, 7/01/20	1,855	1,881,286

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/21	$6,525	$7,012,613
Triborough Bridge & Tunnel Authority, RB, Subordinate Bonds, 5.25%, 11/15/30	10,000	10,569,900
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,226,440

		53,931,411

North Carolina — 2.4%
City of Charlotte North Carolina, RB, Series B, 5.00%, 7/01/38	1,910	2,058,254
North Carolina HFA, RB:
Home Ownership, Series 8A, AMT, 6.20%, 7/01/16	140	140,179
S/F, Series II (FHA), 6.20%, 3/01/16	510	511,081
North Carolina Medical Care Commission, RB:
Duke University Health System, Series A, 5.00%, 6/01/39	1,270	1,295,032
Duke University Health System, Series A, 5.00%, 6/01/42	2,805	2,847,860
First Mortgage, Arbor Acres Community Project, 6.38%, 3/01/12 (a)	1,000	1,105,400
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	4,750,750
North Carolina Municipal Power Agency No. 1 Catawba, Refunding RB, Series A, 5.00%, 1/01/30	2,145	2,194,850

		14,903,406

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	7,460	6,121,974
County of Lucas Ohio, Refunding RB, Sunset Retirement, Series A, 6.63%, 8/15/30	2,175	2,191,660
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	2,918,753
Toledo-Lucas County Port Authority, RB, St. Mary Woods Project, Series A:
6.00%, 5/15/24	750	533,558
6.00%, 5/15/34	2,250	1,370,948

		13,136,893

Oregon — 0.3%
State of Oregon, GO, Refunding, Veterans Welfare, Series 80A, 5.70%, 10/01/32	1,725	1,743,268

Pennsylvania — 5.7%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	4,395	3,527,119
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	2,365	2,367,436

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	$3,805	$3,918,427
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	5,270	4,207,199
Pennsylvania HFA, Refunding RB, Series 97A, AMT, 4.60%, 10/01/27	1,125	1,129,084
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Allegheny Delaware Valley Obligation, Series C (NPFGC), 5.88%, 11/15/16	5,410	5,342,104
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	13,905	14,371,096
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,379

		36,128,844

Puerto Rico — 2.8%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	6,000	6,319,200
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	11,432,665

		17,751,865

Rhode Island — 1.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,637,962
City of Woonsocket Rhode Island, GO (NPFGC):
6.00%, 10/01/17	1,225	1,250,370
6.00%, 10/01/18	1,195	1,218,840

		6,107,172

Tennessee — 0.9%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	3,505	3,358,666
Rutherford County Health & Educational Facilities Board, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/40	2,065	2,102,604

		5,461,270

Texas — 13.9%
Alliance Airport Authority Texas, Refunding RB, American Airlines Inc. Project, AMT, 5.75%, 12/01/29	3,500	2,589,125
Bexar County Housing Finance Corp., RB, Waters at Northern Hills Apartments, Series A (NPFGC):
5.80%, 8/01/21	775	672,754
6.00%, 8/01/31	2,360	1,897,322
6.05%, 8/01/36	1,000	789,910
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, AMT, 5.75%, 5/01/36	7,500	7,290,750
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,303,205
Special Facilities, Continental Airlines, Series E, AMT, 7.38%, 7/01/22	3,500	3,552,325
Special Facilities, Continental Airlines, Series E, AMT, 7.00%, 7/01/29	3,000	3,031,080

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, American Airlines Inc. Project, AMT, 5.50%, 11/01/30	$12,500	$9,063,500
Guadalupe-Blanco River Authority, RB, E.I. du Pont de Nemours & Co. Project, AMT, 6.40%, 4/01/26	5,000	5,003,750
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, AMT, 7.50%, 5/01/25	3,900	4,009,356
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,585	1,543,917
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	2,360	2,434,788
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,676,486
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F, 6.13%, 1/01/31	12,140	12,947,796
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/23	3,500	3,565,730
5.50%, 8/01/25	6,365	6,429,987
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	7,820	8,169,710
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	6,500	6,559,215

		87,530,706

U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,250	6,295,188

Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,310	7,434,489

Virginia — 2.5%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,402,200
5.50%, 9/01/34	2,000	1,746,000
Tobacco Settlement Financing Corp. Virginia, Refunding RB, Senior Series B1, 5.00%, 6/01/47	13,755	9,467,979
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,940	1,979,809
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	944,520

		15,540,508

Washington — 0.3%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	945	855,357
6.20%, 9/01/32	1,250	1,064,275

		1,919,632

Municipal Bonds	Par (000)	Value

Wisconsin — 4.7%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	$600	$586,098
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	15,895,880
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,064,331
Wisconsin Health & Educational Facilities Authority, Refunding RB, Franciscan Sisters Healthcare, 5.00%, 9/01/26	7,220	6,677,417

		28,223,726

Wyoming — 1.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	6,549,602
Wyoming Community Development Authority, RB, Series 3, AMT, 4.75%, 12/01/37	5,315	5,124,776
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	590,282

		12,264,660

Total Municipal Bonds — 121.9%		768,933,062

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Alabama — 0.7%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,588,512

California — 3.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,165,212
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18	5,310	5,694,019
Los Angeles Community College District California, GO, Election 2001, Series A (AGM), 5.00%, 8/01/32	4,650	4,760,391
San Diego Community College District California, GO, Election 2002, 5.25%, 8/01/33	2,154	2,261,652

		19,881,274

Colorado — 2.7%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,538,835
Series C-7, 5.00%, 9/01/36	4,800	4,825,152
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	4,299	4,559,008

		16,922,995

Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,130	9,577,918
Series X-3, 4.85%, 7/01/37	9,270	9,661,287

		19,239,205

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	$6,398	$6,713,123

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	4,048	4,394,979

New York — 0.6%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	3,194	3,552,178

North Carolina — 3.6%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,653,685
Wake Forest University, 5.00%, 1/01/38	3,120	3,299,618

		22,953,303

Ohio — 4.6%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,900	29,149,083

South Carolina — 2.8%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	7,795	8,096,199
5.25%, 12/01/29	6,920	7,156,318
5.25%, 12/01/30	2,510	2,588,211

		17,840,728

Tennessee — 1.8%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,624,745

Virginia — 8.9%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	6,636,174
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,620	11,241,801
Virginia HDA, RB, Sub-Series H-1 (NPFGC):
5.35%, 7/01/31	6,720	6,781,623
5.38%, 7/01/36	30,930	31,166,305

		55,825,903

Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,665,767

Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	11,457	11,735,613

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.5%		230,087,408

Total Long-Term Investments (Cost — $984,417,546) — 158.4%		999,020,470

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.25% (g)(h)	2,366,896	$2,366,896

Total Short-Term Securities (Cost — $2,366,896) — 0.4%		2,366,896

Total Investments (Cost — $986,784,442*) — 158.8%		1,001,387,366
Liabilities in Excess of Other Assets — (0.6)%		(3,924,446)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(115,364,457)
Preferred Shares, at Redemption Value — (39.9)%		(251,490,542)

Net Assets Applicable to Common Shares — 100.0%		$630,607,921

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$869,325,400

Gross unrealized appreciation	$37,909,609
Gross unrealized depreciation	(21,116,266)

Net unrealized appreciation	$16,793,343

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Goldman Sachs Bank USA	$7,659,336	$44,234

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at April 30, 2009	Net Activity	Shares Held at April 30, 2010	Income

FFI Institutional Tax-Exempt Fund	2,105,032	261,864	2,366,896	$19,781

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	13

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	—	$999,020,470	—	$999,020,470
Short-Term Securities	$2,366,896	—	—	2,366,896

Total	$2,366,896	$999,020,470	—	$1,001,387,366

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments April 30, 2010	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,372,400
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,346,017

		9,718,417

Alaska — 1.0%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	3,925	4,423,750

Arizona — 0.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	1,896,028
5.25%, 10/01/28	800	830,064

		2,726,092

California — 19.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.52%, 10/01/25 (a)	4,150	3,327,594
Arcadia Unified School District California, GO, CAB, Election 2006, Series A (AGM), 4.96%, 8/01/39 (b)	2,200	360,558
Cabrillo Community College District California, GO, CAB, Election 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	3,250	567,677
4.87%, 8/01/38	7,405	1,211,236
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	775	805,713
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	2,400	2,413,944
Carlsbad Unified School District, GO, Election, Series B, 6.09%, 5/01/34 (a)	5,000	2,986,600
Chino Valley Unified School District, GO, Election 2002, Series C (NPFGC), 5.25%, 8/01/30	1,200	1,220,256
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	5,100	5,151,612
Coast Community College District California, GO, Refunding, CAB, Election 2002, Series C (AGM), 5.52%, 8/01/31 (a)	2,800	2,287,124
El Monte Union High School District California, GO, Election 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,434,441
Fresno Unified School District California, GO, Election 2001, Series E (AGM), 5.00%, 8/01/30	1,230	1,255,043
Golden State Tobacco Securitization Corp. California, RB, Enhanced Asset-Backed, Series B (Syncora), 5.50%, 6/01/13 (c)	10,000	11,290,000
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.35%, 8/01/34 (b)	4,125	2,061,056
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	3,210	3,018,331
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	4,000	4,125,240
5.00%, 10/01/36	2,275	2,323,617
Mount Diablo Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/27	2,000	2,012,080

Municipal Bonds	Par (000)	Value

California (concluded)
Orange County Sanitation District, COP:
(NPFGC), 5.00%, 2/01/33	$2,750	$2,795,980
Series B (AGM), 5.00%, 2/01/30	3,500	3,677,625
Series B (AGM), 5.00%, 2/01/31	1,200	1,258,020
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,405	2,404,856
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	2,000	1,798,640
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	2,500	2,543,075
San Bernardino Community College District California, GO, CAB, Election, Series B, 6.52%, 8/01/34 (a)	10,000	5,902,700
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,085,650
San Jose Unified School District Santa Clara County California, GO, Election 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	2,900,880
San Mateo County Community College District, GO, Election of 2001, Series A (NPFGC), 5.00%, 9/01/26	2,725	2,798,493
State of California, GO:
5.13%, 6/01/27	30	30,101
5.50%, 4/01/28	5	5,143
Ventura County Community College District, GO, Election 2002, Series B (NPFGC), 5.00%, 8/01/30	3,150	3,227,175

		85,280,460

Colorado — 1.1%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,600	1,472,960
5.50%, 12/01/33	900	807,048
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.51%, 9/01/29 (b)	9,000	2,530,800

		4,810,808

Florida — 7.5%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	2,700	2,753,541
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,050	4,061,826
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,766,059
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,000	4,097,801
County of Miami-Dade Florida, Refunding RB, AMT, Miami International Airport:
(AGC), 5.00%, 10/01/40	8,200	7,806,236
Series A (CIFG), 5.00%, 10/01/38	2,900	2,677,019
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	2,200	2,221,406
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	2,545	2,618,754
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	388,691
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	2,700	2,884,059

		33,275,392

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	15

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Georgia — 0.9%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	$2,820	$2,932,433
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,125	1,143,540

		4,075,973

Illinois — 21.5%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,241,740
City of Chicago Illinois, ARB, General, 3rd Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	3,400	3,530,390
(AGM), 5.75%, 1/01/24	4,000	4,137,040
(Syncora), 6.00%, 1/01/29	3,300	3,431,538
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.89%, 1/01/31 (b)	13,000	4,382,820
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,084,000
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,783,673
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC):
5.75%, 1/01/21	13,665	14,031,085
5.50%, 1/01/22	5,000	5,101,000
5.38%, 1/01/32	12,500	12,318,125
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	5,080	5,661,101
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.55%, 6/15/30 (a)	28,525	28,819,093
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,551,424
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,700	1,771,196

		95,844,225

Indiana — 2.4%
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	2,750	2,765,290
Series B, 5.75%, 1/01/34	550	580,816
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Airport Authority Project, Series B, AMT (NPFGC):
5.25%, 1/01/28	2,370	2,377,892
5.25%, 1/01/30	5,055	5,042,312

		10,766,310

Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,218,672

Louisiana — 0.7%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,022,930
Louisiana State Transportation Authority, RB, CAB, Senior Lien, Louisiana 1 Project, Series B (AMBAC), 5.31%, 12/01/27 (b)	1,335	531,837

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
Rapides Finance Authority Louisiana, RB, Cleco Power LLC Project, AMT (AMBAC), 4.70%, 11/01/36	$800	$692,272

		3,247,039

Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	1,210	1,258,255

Massachusetts — 1.8%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	4,030,480
S/F Housing, Series 128, 4.80%, 12/01/27	2,200	2,151,358
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,870,848

		8,052,686

Michigan — 7.0%
City of Detroit Michigan, RB, System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	3,650	3,551,085
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	8,798,332
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	2,140	2,151,513
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	5,800	5,517,540
Michigan Strategic Fund, Refunding RB, AMT (Syncora):
Detroit Edison Co., Pollution, Series C, 5.65%, 9/01/29	1,935	1,932,581
Detroit Edison Co. Project, Series A, 5.50%, 6/01/30	1,700	1,632,068
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,142,959
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/26	3,350	3,521,051

		31,247,129

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,028,536

Nevada — 8.8%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	4,100	3,781,225
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,270,198
County of Clark Nevada, RB:
Southwest Gas Corp. Project, Series A, AMT (FGIC), 4.75%, 9/01/36	45	37,288
Southwest Gas Corp. Project, Series D, AMT (NPFGC), 5.25%, 3/01/38	12,000	10,860,240
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	2,000	2,004,340
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	19,100	18,988,265
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	2,050	2,143,439

		39,084,995

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 7.3%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	$710	$697,035
Cigarette Tax (Radian), 5.50%, 6/15/31	1,285	1,217,358
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	20,065	20,318,020
School Facilities Construction, Series O, 5.13%, 3/01/30	7,500	7,721,700
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,200	2,546,588

		32,500,701

New York — 2.3%
City of New York New York, GO, Series B (NPFGC), 5.88%, 8/01/10 (c)	10,000	10,241,400

Ohio — 0.4%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40 (d)	1,700	1,664,742

Pennsylvania — 1.5%
Pennsylvania HFA, Refunding RB, AMT:
S/F, Series 73A, 5.45%, 10/01/32	2,120	2,130,812
Series 99A, 5.25%, 10/01/32	2,000	2,019,420
Pennsylvania Turnpike Commission, RB, CAB, Sub-Series E, 6.47%, 12/01/38 (a)	4,100	2,751,469

		6,901,701

Puerto Rico — 2.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	4,700	5,277,301
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.74%, 8/01/41 (b)	28,000	4,422,600

		9,699,901

Texas — 15.0%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,238,890
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,269,520
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	1,835	1,902,656
5.88%, 11/01/18	2,145	2,218,338
5.88%, 11/01/19	2,385	2,461,749
Gregg County Health Facilities Development Corp. Texas, RB, Good Shepherd Medical Center Project (Radian) (c):
6.38%, 10/01/10	2,600	2,686,918
6.88%, 10/01/10	3,000	3,106,500
Harris County-Houston Sports Authority, Refunding RB, Senior Lien, Series G (NPFGC), 5.75%, 11/15/20	3,900	3,958,149
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	6,150	3,041,421
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,018,352
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,422,889
North Harris County Regional Water Authority, RB, Senior Lien (NPFGC), 5.13%, 12/15/35	1,610	1,640,735

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
CAB, System (AGC), 5.73%, 1/01/31 (b)	$10,000	$3,123,300
Series A, 6.00%, 1/01/28	3,380	3,684,639
System (NPFGC), 5.75%, 1/01/40	12,300	12,872,811
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,304,040
5.00%, 8/15/42	7,000	6,718,180

		66,669,087

Utah — 3.9%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals Inc. (NPFGC), 6.30%, 2/15/15 (e)	15,000	17,391,150

Vermont — 0.4%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	1,800	1,836,648

Washington — 1.8%
City of Tacoma Washington, RB (NPFGC), 5.00%, 12/01/32	5,100	5,170,125
Port of Tacoma Washington, RB, Series A (AMBAC), 5.25%, 12/01/34 (c)	2,400	2,790,456

		7,960,581

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	1,885,113
Wisconsin Housing & EDA, Refunding RB, Series C, AMT, 4.88%, 3/01/36	1,780	1,683,649

		3,568,762

Total Municipal Bonds — 113.1%		503,493,412

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

California — 9.8%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	1,244	1,251,335
Golden State Tobacco Securitization Corp., RB, Enhanced Asset-Backed, Series B (CIFG), 5.63%, 6/01/13 (c)	14,160	16,040,165
Los Angeles Community College District California, GO, Series A:
2001 Election (NPFGC), 5.00%, 8/01/32	6,120	6,257,700
2008 Election, 6.00%, 8/01/33	2,639	2,958,956
San Diego Community College District California, GO, Election 2002, 5.25%, 8/01/33	508	534,001
San Diego County Water Authority, COP, Refunding:
Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,331,614
Series A (NPFGC), 5.00%, 5/01/32	9,003	9,120,686
Tamalpais Union High School District California, GO, Election 2001 (AGM), 5.00%, 8/01/28	1,950	2,005,984

		43,500,441

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	$1,220	$1,293,486

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,320	1,481,911

Florida — 9.2%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	6,000	6,070,200
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	8,941,545
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	6,935,796
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,399	2,502,564
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,659,670
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	11,725,799

		40,835,574

Georgia — 3.4%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/34	5,000	5,215,700
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	10,000	10,096,700

		15,312,400

Hawaii — 1.4%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	6,000	6,130,800

Illinois — 3.9%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	14,429	15,270,009
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,172,593

		17,442,602

Massachusetts — 3.9%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	16,500	17,278,542

Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	5,007	5,488,235
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,693,676

		8,181,911

New Hampshire — 2.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock Obligation (AGM), 5.50%, 8/01/27	10,000	10,197,000

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New York — 5.4%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	$2,007	$2,185,918
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,970,472
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,751,412
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	14,200	14,576,016
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,500	1,613,160

		24,096,978

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	822,253

South Carolina — 1.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,695	5,113,043

Texas — 2.6%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,372,856
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,015,335

		11,388,191

Virginia — 0.8%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	476,280
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	3,195	3,224,298

		3,700,578

Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,635,607

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.1%		209,411,317

Total Long-Term Investments (Cost — $697,903,349) — 160.2%		712,904,729

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.25% (g)(h)	8,066,496	8,066,496

Total Short-Term Securities (Cost — $8,066,496) — 1.8%		8,066,496

Total Investments (Cost — $705,969,845*) — 162.0%		720,971,225
Other Assets Less Liabilities — 1.3%		5,690,699

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(104,848,767)
Preferred Shares, at Redemption Value — (39.7)%		(176,652,927)

Net Assets Applicable to Common Shares — 100.0%		$445,160,230

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$601,505,958

Gross unrealized appreciation	$23,840,449
Gross unrealized depreciation	(9,116,555)

Net unrealized appreciation	$14,723,894

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

JPMorgan Securities	$1,664,742	$7,650

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at April 30, 2009	Net Activity	Shares Held at April 30, 2010	Income

FFI Institutional Tax-Exempt Fund	10,909,154	(2,842,658)	8,066,496	$26,271

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	—	$712,904,729	—	$712,904,729
Short-Term Securities	$8,066,496	—	—	8,066,496

Total	$8,066,496	$712,904,729	—	$720,971,225

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	19

Schedule of Investments April 30, 2010	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$705,666
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,581,600

		2,287,266

Arizona — 1.2%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,300	2,357,224
5.00%, 10/01/29	925	937,450

		3,294,674

California — 20.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.47%, 10/01/25 (a)	7,150	5,733,085
Antelope Valley Community College District, GO, Election 2004, Series B (NPFGC), 5.25%, 8/01/39	550	565,983
Arcadia Unified School District California, GO, CAB, Election 2006, Series A (AGM), 4.96%, 8/01/39 (b)	1,400	229,446
Cabrillo Community College District California, GO, CAB, Election 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	2,100	366,807
4.87%, 8/01/38	4,800	785,136
California Health Facilities Financing Authority, RB, Kaiser Permanente, Series A (AGM), 5.50%, 6/01/22 (c)	5,000	5,005,800
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	500	519,815
Coast Community College District California, GO, Refunding, CAB, Election 2002, Series C (AGM), 5.52%, 8/01/31 (a)	1,800	1,470,294
East Side Union High School District, GO (AGM), 4.91%, 8/01/29 (b)	15,000	4,711,800
El Monte Union High School District California, GO, Election 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,212,400
Fairfield-Suisun Unified School District California, GO, Election 2002 (NPFGC), 5.50%, 8/01/28	2,770	2,920,660
Fresno Unified School District California, GO, Election 2001, Series E (AGM), 5.00%, 8/01/30	800	816,288
John Swett Unified School District, GO, Series A (AGM), 5.50%, 8/01/26	2,815	2,875,072
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,600	2,681,406
5.00%, 10/01/36	1,475	1,506,521
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 5.08%, 8/01/28 (b)	11,975	4,108,862
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,300	2,338,456
Palm Springs Financing Authority, Refunding RB, Convention Center Project, Series A (NPFGC), 5.50%, 11/01/29	2,900	3,004,052
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,000	1,999,880

Municipal Bonds	Par (000)	Value

California (concluded)
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	$1,250	$1,124,150
Sacramento Municipal Utility District, RB, Series N (NPFGC), 5.00%, 8/15/28	4,300	4,322,102
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	1,600	1,627,568
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	2,015	2,072,528
State of California, GO, 5.13%, 6/01/27	20	20,067
Ventura County Community College District, GO, Election 2002, Series B (NPFGC), 5.00%, 8/01/30	2,025	2,074,613

		57,092,791

Colorado — 1.2%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,200	1,104,720
5.50%, 12/01/33	675	605,286
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.62%, 9/01/32 (b)	7,500	1,702,500

		3,412,506

Florida — 13.0%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,444,926
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,600	2,607,592
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	2,000	2,094,760
Water & Sewer System (AGM), 5.00%, 10/01/39	6,900	7,068,705
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	12,550	11,947,349
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	1,575	1,590,325
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,272,815
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	1,625	1,678,560
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	2,850	3,036,874
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	259,128
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,922,706

		36,923,740

Georgia — 0.9%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	1,880	1,954,956
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	730	742,030

		2,696,986

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 21.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	$2,500	$2,802,175
City of Chicago Illinois, ARB, General, 3rd Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,200	5,399,420
(Syncora), 6.00%, 1/01/29	2,200	2,287,692
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.89%, 1/01/31 (b)	8,370	2,821,862
City of Chicago Illinois, GO, Refunding, Series A (AGM), 5.00%, 1/01/25	5,000	5,290,100
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,084,000
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.50%, 1/01/22	9,150	9,334,830
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (d)	2,460	2,741,400
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,150,709
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.56%, 6/15/30 (a)	21,675	21,898,469
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,219,640
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,125	1,172,115

		62,202,412

Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,256,748

Indiana — 0.1%
Indiana Municipal Power Agency, RB, Indiana Municipal Power Agency, Series B, 5.75%, 1/01/34	350	369,611

Kentucky — 0.8%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,159,960

Louisiana — 1.4%
Jefferson Parish Home Mortgage Authority, RB, Series B-1, AMT (NPFGC), 6.65%, 12/01/33	1,200	1,270,944
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,292,427
Rapides Finance Authority Louisiana, RB, Cleco Power LLC Project, AMT (AMBAC), 4.70%, 11/01/36	1,650	1,427,811

		3,991,182

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	1,040	1,081,475

Massachusetts — 8.5%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series F, 5.25%, 1/01/46	19,800	19,766,736
S/F Housing, Series 128, 4.80%, 12/01/27	1,500	1,466,835
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,806,272

		24,039,843

Municipal Bonds	Par (000)	Value

Michigan — 5.7%
City of Detroit Michigan, RB, Second Lien:
Series B (AGM), 6.25%, 7/01/36	$350	$382,105
Series B (AGM), 7.00%, 7/01/36	200	230,386
System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,636,890
System, Series B (NPFGC), 5.00%, 7/01/36	3,000	2,918,700
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,332,088
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,000	1,005,380
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	3,900	3,710,070
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,000	960,040

		16,175,659

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800	2,019,028

Nevada — 4.0%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,800	2,582,300
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700	1,730,838
Southwest Gas Corp. Project, Series A, AMT (FGIC), 4.75%, 9/01/36	40	33,145
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500	1,503,255
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,684,205
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,275	1,316,578
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	1,350	1,411,533

		11,261,854

New Jersey — 7.2%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	870	854,114
Cigarette Tax (Radian), 5.50%, 6/15/31	400	378,944
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,200	8,346,698
School Facilities Construction, Series O, 5.13%, 3/01/28	2,750	2,856,122
School Facilities Construction, Series P, 5.13%, 9/01/28	4,000	4,157,080
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	2,000	2,296,580
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,620,556

		20,510,094

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Mexico — 2.2%
New Mexico State Transportation Commission, RB, Senior, Sub Lien Series A (AGM), 6.00%, 6/15/10 (d)	$6,295	$6,339,317

New York — 1.8%
New York State Dormitory Authority, RB, State University Educational Facilities (FGIC), 5.75%, 5/15/10 (d)	5,000	5,061,450

Ohio — 2.7%
New Albany Plain Local School District, GO, Refunding:
(FGIC), 6.00%, 6/01/11 (d)	5,120	5,428,275
(NPFGC), 6.00%, 12/01/20	1,170	1,231,039
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40 (e)	1,100	1,077,186

		7,736,500

Pennsylvania — 1.6%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,340	1,353,011
Pennsylvania Turnpike Commission, RB, CAB, Sub-Series E, 6.47%, 12/01/38 (a)	2,600	1,744,834
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,394,965

		4,492,810

Puerto Rico — 1.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,000	3,368,490
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.76%, 8/01/41 (b)	10,000	1,579,500

		4,947,990

Texas — 11.1%
City of Corpus Christi Texas, Refunding RB, Series A (AGM), 6.00%, 7/15/10 (d)	2,000	2,023,840
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	5,031,600
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	3,915	1,936,124
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,136,470
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,121,903
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, AMT (NPFGC), 5.20%, 5/01/30	1,750	1,699,180
North Harris County Regional Water Authority, RB, Senior Lien (NPFGC), 5.13%, 12/15/35	1,645	1,676,403
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,679,242
North Texas Tollway Authority, Refunding RB:
First Tier, Series A, 6.00%, 1/01/28	2,415	2,632,664
System, First Tier (NPFGC), 5.75%, 1/01/40	3,600	3,767,652
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800	4,869,360

		31,574,438

Municipal Bonds	Par (000)	Value

Vermont — 0.9%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	$2,440	$2,489,678

Washington — 4.0%
Port of Seattle Washington, RB, Series B, AMT (NPFGC), 6.00%, 2/01/16	7,470	7,566,438
Port of Tacoma Washington, RB, Series A (AMBAC), 5.25%, 12/01/14 (d)	1,600	1,860,304
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,000	2,073,500

		11,500,242

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,222,776

Total Municipal Bonds — 116.1%		330,141,030

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,046,350

California — 5.3%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	3,808	3,829,387
Los Angeles Community College District California, GO, Series A:
Election 2001 (NPFGC), 5.00%, 8/01/32	4,330	4,427,425
Election 2008, 6.00%, 8/01/33	1,699	1,905,388
San Diego Community College District California, GO, Election 2002, 5.25%, 8/01/33	359	376,942
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,124,718
Tamalpais Union High School District California, GO, Election 2001 (AGM), 5.00%, 8/01/28	1,320	1,357,897

		15,021,757

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	780	826,983

District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	855	959,874
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,580	1,780,144

		2,740,018

Florida — 3.5%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	4,000	4,046,800
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,623,864
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,189	1,240,855

		9,911,519

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Georgia — 7.1%
City of Atlanta Georgia, RB, General (AGM):
General, Series B, 5.25%, 1/01/33	$4,999	$5,120,580
General, Subordinate Lien, Series C, 5.00%, 1/01/33	15,000	15,145,050

		20,265,630

Hawaii — 1.8%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	5,000	5,109,000

Illinois — 7.9%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,549	2,697,847
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,802,038
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	3,500	3,549,280
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	12,323,859

		22,373,024

Louisiana — 1.7%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/36	4,600	4,719,830

Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	7,195	7,534,395

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,298	3,615,005
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,745,901

		5,360,906

New York — 2.2%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,187,748
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,139,268
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	2,700	2,771,496
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,200	1,290,528

		6,389,040

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	527,085

South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	2,725	2,830,294
5.25%, 12/01/29	2,425	2,507,814
5.25%, 12/01/30	880	907,421
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,125	1,225,170

		7,470,699

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Texas — 4.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	$1,900	$2,052,275
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,543,265
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,160,800

		11,756,340

Virginia — 0.7%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	317,520
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,590	1,604,581

		1,922,101

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,250	1,280,062

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.7%		124,254,739

Total Long-Term Investments (Cost — $448,862,121) — 159.8%		454,395,769

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.25% (g)(h)	6,152,712	6,152,712

Total Short-Term Securities (Cost — $6,152,712) — 2.1%		6,152,712

Total Investments (Cost — $455,014,833*) — 161.9%		460,548,481
Other Assets Less Liabilities — 1.3%		3,694,070
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (22.2)%		(63,252,727)
Preferred Shares, at Redemption Value — (41.0)%		(116,594,518)

Net Assets Applicable to Common Shares — 100.0%		$284,395,306

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$392,671,463

Gross unrealized appreciation	$12,561,899
Gross unrealized depreciation	(7,874,414)

Net unrealized appreciation	$4,687,485

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	23

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealizeda Appreciation

JPMorgan Securities	$1,077,186	$4,950

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at April 30, 2009	Net Activity	Shares Held at April 30, 2010	Income

FFI Institutional Tax-Exempt Fund	900,863	5,251,849	6,152,712	$16,547

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	—	$454,395,769	—	$454,395,769
Short-Term Securities	$6,152,712	—	—	6,152,712

Total	$6,152,712	$454,395,769	—	$460,548,481

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2010

Statements of Assets and Liabilities

April 30, 2010	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets

Investments at value — unaffiliated[1]	$999,020,470	$712,904,729	$454,395,769
Investments at value — affiliated[2]	2,366,896	8,066,496	6,152,712
Interest receivable	16,973,869	9,852,852	6,350,275
Investments sold receivable	3,127,794	124,284	176,470
Income receivable — affiliated	351	256	—
Other assets	92,921	67,702	—
Prepaid expenses	75,414	43,885	31,204

Total assets	1,021,657,715	731,060,204	467,106,430

Accrued Liabilities

Bank overdraft	237,972	258	—
Investments purchased payable	19,809,593	1,657,092	1,072,236
Income dividends payable — Common Shares	3,478,416	2,266,682	1,498,584
Investment advisory fees payable	433,322	315,913	202,426
Interest expense and fees payable	95,834	107,394	63,194
Officer’s and Directors’ fees payable	94,995	69,180	961
Other affiliates payable	6,095	4,463	2,868
Other accrued expenses payable	134,402	84,692	86,804

Total accrued liabilities	24,290,629	4,505,674	2,927,073

Other Liabilities

Trust certificates[3]	115,268,623	104,741,373	63,189,533

Total Liabilities	139,559,252	109,247,047	66,116,606

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	251,490,542	176,652,927	116,594,518

Net Assets Applicable to Common Shareholders	$630,607,921	$445,160,230	$284,395,306

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6]	$623,685,363	$426,303,816	$286,661,528
Undistributed net investment income	12,398,563	7,532,809	5,445,245
Accumulated net realized loss	(20,078,929)	(3,677,775)	(13,245,115)
Net unrealized appreciation/depreciation	14,602,924	15,001,380	5,533,648

Net Assets Applicable to Common Shareholders	$630,607,921	$445,160,230	$284,395,306

Net asset value per Common Share	$13.87	$14.63	$12.71

[1] Investments at cost — unaffiliated	$984,417,546	$697,903,349	$448,862,121

[2] Investments at cost — affiliated	$2,366,896	$8,066,496	$6,152,712

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	10,058	7,065	4,371

Par value $0.10 per share	—	—	292

[5] Preferred Shares authorized	13,720	10,000	6,400

[6] Common Shares outstanding, 200 million shares authorized, $0.10 par value	45,469,492	30,425,258	22,366,930

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	25

Statements of Operations

Year Ended April 30, 2010	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income

Interest	$54,133,528	$35,214,741	$22,934,158
Income — affiliated	26,214	31,049	16,547

Total income	54,159,742	35,245,790	22,950,705

Expenses

Investment advisory	4,737,525	3,535,699	2,267,315
Commissions for Preferred Shares	385,503	272,261	178,945
Accounting services	279,704	190,946	138,865
Officer and Directors	97,415	74,976	33,498
Professional	95,337	81,603	70,998
Transfer agent	84,420	52,215	49,937
Printing	49,134	50,951	20,899
Custodian	46,195	32,901	23,101
Registration	16,200	10,436	9,221
Miscellaneous	130,818	105,479	86,899

Total expenses excluding interest expense and fees	5,922,251	4,407,467	2,879,678
Interest expense and fees[1]	776,013	766,150	456,799

Total expenses	6,698,264	5,173,617	3,336,477
Less fees waived by advisor	(9,152)	(11,873)	(7,206)

Total expenses after fees waived	6,689,112	5,161,744	3,329,271

Net investment income	47,470,630	30,084,046	19,621,434

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(4,570,493)	(911,927)	(1,669,326)
Financial futures contracts	(807)	25,886	16,925

	(4,571,300)	(886,041)	(1,652,401)

Net change in unrealized appreciation/depreciation on investments	102,778,505	38,430,188	25,078,147

Total realized and unrealized gain	98,207,205	37,544,147	23,425,746

Dividends to Preferred Shareholders From

Net investment income	(1,562,302)	(1,193,624)	(620,113)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$144,115,533	$66,434,569	$42,427,067

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2010

Statements of Changes in Net Assets	BlackRock MuniYield Fund, Inc. (MYD)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended April 30, 2010	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Operations

Net investment income	$47,470,630	$22,185,193	$46,456,245
Net realized loss	(4,571,300)	(3,920,385)	(6,301,395)
Net change in unrealized appreciation/depreciation	102,778,505	38,914,225	(157,567,039)
Dividends to Preferred Shareholders from net investment income	(1,562,302)	(1,788,996)	(12,071,923)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	144,115,533	55,390,037	(129,484,112)

Dividends to Common Shareholders From

Net investment income	(38,074,020)	(17,560,799)	(36,001,360)

Capital Share Transactions

Reinvestment of common dividends	976,688	815,938	2,855,713

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	107,018,201	38,645,176	(162,629,759)
Beginning of period	523,589,720	484,944,544	647,574,303

End of period	$630,607,921	$523,589,720	$484,944,544

Undistributed net investment income	$12,398,563	$4,628,987	$1,916,633

BlackRock MuniYield Quality Fund, Inc. (MQY)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended April 30, 2010	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Operations

Net investment income	$30,084,046	$13,886,963	$29,446,444
Net realized loss	(886,041)	(794,982)	(1,309,516)
Net change in unrealized appreciation/depreciation	38,430,188	46,913,056	(93,093,592)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,193,624)	(1,262,709)	(8,220,460)
Net realized gain	—	—	(984,160)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	66,434,569	58,742,328	(74,161,284)

Dividends and Distributions to Common Shareholders From

Net investment income	(25,070,412)	(10,405,438)	(20,810,877)
Net realized gain	—	—	(2,225,942)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(25,070,412)	(10,405,438)	(23,036,819)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	41,364,157	48,336,890	(97,198,103)
Beginning of period	403,796,073	355,459,183	452,657,286

End of period	$445,160,230	$403,796,073	$355,459,183

Undistributed net investment income	$7,532,809	$3,770,892	$1,484,576

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	27

Statements of Changes in Net Assets	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended April 30, 2010	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Operations

Net investment income	$19,621,434	$9,157,790	$19,297,921
Net realized loss	(1,652,401)	(4,247,291)	(1,157,479)
Net change in unrealized appreciation/depreciation	25,078,147	33,306,545	(66,060,322)
Dividends to Preferred Shareholders from net investment income	(620,113)	(795,547)	(5,769,792)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	42,427,067	37,421,497	(53,689,672)

Dividends to Common Shareholders From

Net investment income	(16,294,309)	(6,710,079)	(13,420,158)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	26,132,758	30,711,418	(67,109,830)
Beginning of period	258,262,548	227,551,130	294,660,960

End of period	$284,395,306	$258,262,548	$227,551,130

Undistributed net investment income	$5,445,245	$2,756,513	$1,161,024

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2010

Statements of Cash Flows

Year Ended April 30, 2010	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$145,677,835	$67,628,193	$43,047,180
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(1,589,273)	250,558	227,414
Increase in other assets	(53,673)	(39,126)	—
Increase in income receivable — affiliated	(55)	(83)	—
(Increase) decrease in prepaid expenses	(13,645)	1,695	609
Increase in investment advisory fees payable	85,159	45,057	27,062
Decrease in interest expense and fees payable	(80,205)	(168,453)	(131,760)
Increase in other affiliates payable	1,219	411	524
Decrease in accrued expenses payable	(14,158)	(48,965)	(4,624)
Increase in Officers and Directors payable	54,087	39,363	309
Net realized and unrealized gain	(98,154,339)	(37,479,135)	(23,408,821)
Amortization of premium and discount on investments	804,457	(1,680,759)	(1,809,738)
Proceeds from sales of long-term investments	326,497,312	131,184,453	112,514,370
Purchases of long-term investments	(365,018,541)	(149,944,963)	(123,471,456)
Net proceeds from sales (net purchases) of short-term securities	(261,864)	2,842,658	2,549,166

Cash provided by operating activities	7,934,316	12,630,904	9,540,235

Cash Used for Financing Activities

Payment on redemption of Preferred Shares	(20,050,000)	(15,375,000)	(11,675,000)
Cash receipts from trust certificates	45,131,547	35,808,574	25,628,483
Cash payments for trust certificates	—	(7,398,787)	(6,995,000)
Cash dividends paid to Common Shareholders	(36,523,999)	(24,537,970)	(15,914,072)
Cash dividends paid to Preferred Shareholders	(1,569,021)	(1,200,326)	(628,253)
Increase in bank overdraft	237,972	258	—

Cash used for financing activities	(12,773,501)	(12,703,251)	(9,583,842)

Cash

Net decrease in cash	(4,839,185)	(72,347)	(43,607)
Cash at beginning of year	4,839,185	72,347	43,607

Cash at end of year	—	—	—

Cash Flow Information

Cash paid during the year for interest	$856,218	$934,603	$588,559

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	$976,688	—	—

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	29

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

		Period November 1, 2008 to, April 30, 2009
	Year Ended April 30, 2010
			Year Ended October 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.53	$10.70	$14.36	$14.98	$14.48	$14.31

Net investment income[1]	1.04	0.49	1.03	1.05	1.08	1.11
Net realized and unrealized gain (loss)	2.17	0.77	(3.62)	(0.57)	0.61	0.21
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.04)	(0.27)	(0.28)	(0.25)	(0.16)
Net realized gain	—	—	—	—	(0.00)[2]	—

Net increase (decrease) from investment operations	3.18	1.22	(2.86)	0.20	1.44	1.16

Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)
Net realized gain	—	—	—	—	(0.00)[2]	—

Total dividends and distributions to Common Shareholders	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	0.00 [3]	(0.00)[2]

Net asset value, end of period	$13.87	$11.53	$10.70	$14.36	$14.98	$14.48

Market price, end of period	$13.70	$11.45	$9.66	$13.72	$15.76	$14.20

Total Investment Return[4]

Based on net asset value	28.44%	11.76%[5]	(20.69)%	1.40%	10.30%	8.38%

Based on market price	27.75%	22.93%[5]	(25.06)%	(7.91)%	18.33%	10.69%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[6]	1.14%	1.25%[7]	1.38%	1.23%	1.29%	1.26%

Total expenses after fees waived[6]	1.14%	1.24%[7]	1.38%	1.22%	1.29%	1.26%

Total expenses after fees waived and excluding interest expense and fees[6,8]	1.01%	1.09%[7]	1.06%	1.01%	1.01%	1.02%

Net investment income[6]	8.08%	9.20%[7]	7.65%	7.14%	7.35%	7.55%

Dividends to Preferred Shareholders	0.27%	0.74%[7]	1.99%	1.88%	1.71%	1.10%

Net investment income to Common Shareholders	7.81%	8.46%[7]	5.66%	5.26%	5.64%	6.45%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$630,608	$523,590	$484,945	$647,574	$672,367	$644,825

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$251,450	$271,500	$271,500	$343,000	$343,000	$343,000

Portfolio turnover	35%	7%	20%	18%	32%	30%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$87,701	$73,217	$69,695	$72,218	$74,034	$72,008

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2010

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

		Period November 1, 2008 to, April 30, 2009
	Year Ended April 30, 2010
			Year Ended October 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$13.27	$11.68	$14.88	$15.32	$15.02	$15.54

Net investment income[1]	0.99	0.46	0.97	0.97	0.99	0.99
Net realized and unrealized gain (loss)	1.23	1.51	(3.12)	(0.42)	0.37	(0.39)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.04)	(0.27)	(0.30)	(0.27)	(0.14)
Net realized gain	—	—	(0.03)	—	—	—

Net increase (decrease) from investment operations	2.18	1.93	(2.45)	0.25	1.09	0.46

Dividends and distributions to Common Shareholders from:
Net investment income	(0.82)	(0.34)	(0.68)	(0.69)	(0.79)	(0.96)
Net realized gain	—	—	(0.07)	—	—	—

Total dividends and distributions to Common Shareholders	(0.82)	(0.34)	(0.75)	(0.69)	(0.79)	(0.96)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of period	$14.63	$13.27	$11.68	$14.88	$15.32	$15.02

Market price, end of period	$14.48	$12.32	$10.90	$13.20	$14.48	$14.27

Total Investment Return[3]

Based on net asset value	17.12%	17.07%[4]	(16.79)%	2.00%	7.78%	3.10%

Based on market price	24.86%	16.47%[4]	(12.47)%	(4.26)%	7.22%	2.64%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.20%	1.43%[6]	1.76%	1.71%	1.76%	1.45%

Total expenses after fees waived[5]	1.20%	1.42%[6]	1.75%	1.71%	1.75%	1.44%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.02%	1.13%[6]	1.10%	1.04%	1.04%	0.96%

Net investment income[5]	6.98%	7.58%[6]	6.89%	6.46%	6.61%	6.46%

Dividends to Preferred Shareholders	0.28%	0.69%[6]	1.92%	2.01%	1.80%	0.93%

Net investment income to Common Shareholders	6.70%	6.89%[6]	4.97%	4.45%	4.81%	5.53%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$445,160	$403,796	$355,459	$452,657	$466,002	$456,886

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$176,625	$192,000	$192,000	$250,000	$250,000	$250,000

Portfolio turnover	19%	13%	20%	24%	33%	29%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$88,013	$77,582	$71,318	$70,282	$71,614	$70,701

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2010	31

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30, 2010	Period November 1, 2008 to, April 30, 2009
			Year Ended October 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.55	$10.17	$13.17	$13.64	$13.36	$13.72

Net investment income[1]	0.88	0.41	0.86	0.86	0.86	0.89
Net realized and unrealized gain (loss)	1.04	1.31	(3.00)	(0.46)	0.37	(0.25)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.04)	(0.26)	(0.26)	(0.24)	(0.14)

Net increase (decrease) from investment operations	1.89	1.68	(2.40)	0.14	0.99	0.50

Dividends to Common Shareholders from net investment income	(0.73)	(0.30)	(0.60)	(0.61)	(0.71)	(0.85)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	0.00 [2]	(0.01)

Net asset value, end of period	$12.71	$11.55	$10.17	$13.17	$13.64	$13.36

Market price, end of period	$12.52	$10.16	$8.75	$11.60	$12.93	$12.86

Total Investment Return[3]

Based on net asset value	17.15%	17.27%[4]	(18.42)%	1.39%	7.98%	3.98%

Based on market price	31.18%	19.90%[4]	(20.31)%	(5.79)%	6.34%	8.21%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.21%	1.52%[6]	1.80%	1.73%	1.66%	1.49%

Total expenses after fees waived[5]	1.21%	1.52%[6]	1.79%	1.72%	1.66%	1.49%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.04%	1.18%[6]	1.12%	1.06%	1.05%	1.03%

Net investment income[5]	7.13%	7.86%[6]	6.96%	6.39%	6.44%	6.51%

Dividends to Preferred Shareholders	0.23%	0.68%[6]	2.08%	1.97%	1.78%	1.03%

Net investment income to Common Shareholders	6.90%	7.18%[6]	4.88%	4.42%	4.66%	5.48%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$284,395	$258,263	$227,551	$294,661	$305,111	$298,722

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$116,575	$128,250	$128,250	$160,000	$160,000	$160,000

Portfolio turnover	25%	9%	17%	20%	37%	29%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$85,994	$75,349	$69,420	$71,065	$72,693	$71,676

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Funds. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing. Therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

ANNUAL REPORT	APRIL 30, 2010	33

Notes to Financial Statements (continued)

Interest income from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expense and fees of the Funds. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MYD	$230,087,408	$115,268,623	0.21% – 0.40%
MQY	$209,411,317	$104,741,373	0.22% – 0.70%
MQT	$124,254,739	$63,189,533	0.23% – 0.70%

For the year ended April 30, 2010, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MYD	$102,810,647	0.75%
MQY	$94,806,838	0.80%
MQT	$58,271,551	0.78%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ investment income and distributions to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the year ended April 30, 2010, the period ended April 30, 2009 and each of the preceding three years ended October 31, 2008. The statutes of limitations on each of the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of dis-aggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

34	ANNUAL REPORT	APRIL 30, 2010

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchanges on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivatives Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Year Ended April 30, 2010*

	Net Realized Gain (Loss ) from

	MYD	MQY	MQT

Interest rate contracts:
Financial futures contracts	$(807)	$25,886	$16,925

*	As of April 30, 2010, there were no financial futures contracts outstanding.

For the year ended April 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MYD	MQY	MQT

Financial futures contracts:
Average number of contracts purchased	248	7	4
Average number of contracts sold	54	—	—
Average notional value of contracts purchased	$28,970,233	$747,514	$488,759
Average notional value of contracts sold	$6,398,382	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities,

ANNUAL REPORT	APRIL 30, 2010	35

Notes to Financial Statements (continued)

equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of the respective Fund’s average daily net assets. Average daily net assets is the average daily value of the Funds’ total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Funds pay to the Manager indirectly through their investments in affiliated money market funds; however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through the Funds’ investments in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended April 30, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement

MYD	$19,259
MQY	$14,088
MQT	$9,307

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2010 were as follows:

	Purchases	Sales

MYD	$376,262,716	$324,292,601
MQY	$146,173,578	$128,366,828
MQT	$122,588,437	$108,844,704

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2010 attributable to amortization methods on fixed income securities, the reclassification of distributions, the expiration of capital loss carry-forwards and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT

Paid-in capital	$(189,274)	$21,284	$(1,105,212)
Undistributed net investment income	$(64,732)	$(58,093)	$(18,280)
Accumulated net realized loss	$254,006	$36,809	$1,123,492

The tax character of distributions paid during the fiscal year ended April 30, 2010, fiscal period November 1, 2008 through April 30, 2009 and the fiscal year ended October 31, 2008, were as follows:

	MYD	MQY	MQT

Tax-exempt income
4/30/10	$39,636,322	$26,264,036	$16,914,422
11/1/08 – 4/30/09	$19,158,960	$11,668,147	$7,505,626
10/31/08	$48,073,283	$29,031,337	$19,189,950

Ordinary income
11/1/08 – 4/30/09	$190,835	—	—

Long-term capital gains
10/31/08	—	$3,210,102	—

Total distributions
4/30/10	$39,636,322	$26,264,036	$16,914,422

11/1/08 – 4/30/09	$19,349,795	$11,668,147	$7,505,626

10/31/08	$48,073,283	$32,241,439	$19,189,950

As of April 30, 2010, the tax components of accumulated net earnings (losses) were as follows:

	MYD	MQY	MQT

Undistributed tax-exempt income	$11,411,014	$7,353,283	$5,062,806
Undistributed ordinary income	33,825	11,812	4,573
Capital loss carryforwards	(17,006,131)	(3,150,412)	(9,847,948)
Net unrealized gains*	12,483,850	14,641,731	2,514,347

Total	$6,922,558	$18,856,414	$(2,266,222)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the treatment of residual interests in tender option bond trusts.

As of April 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	MYD	MQY	MQT

2012	—	—	$5,561,802
2016	$11,743,926	$2,229,309	493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689

Total	$17,006,131	$3,150,412	$9,847,948

36	ANNUAL REPORT	APRIL 30, 2010

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.05 except MQT, Series D which is $0.10. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2010	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

MYD	77,563	73,715	210,884

Shares issued and outstanding remained constant for MQY and MQT for the year ended April 30, 2010, the period ended April 30, 2009 and the year ended October 31, 2008.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	APRIL 30, 2010	37

Notes to Financial Statements (continued)

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of April 30, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

MYD	A	1,320	0.40%	28
	B	1,320	0.46%	28
	C	1,320	0.47%	28
	D	1,320	0.50%	28
	E	2,052	0.47%	7
	F	1,260	0.47%	7
	G	1,466	1.54%	7

MQY	A	1,413	0.44%	28
	B	1,413	0.49%	7
	C	1,413	0.49%	28
	D	1,413	0.47%	7
	E	1,413	1.54%	7

MQT	A	1,457	0.37%	28
	B	1,457	0.47%	28
	C	1,457	0.49%	7
	D	292	1.54%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MYD Series G, MQY Series E and MQT Series D) is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares of MYD Series G, MQY Series E and MQT Series D is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90% of the Kenney S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended April 30, 2010 were as follows:

	Series	Low	High	Average

MYD	A	0.26%	0.72%	0.47%
	B	0.31%	0.75%	0.47%
	C	0.27%	0.79%	0.46%
	D	0.35%	0.79%	0.47%
	E	0.26%	0.79%	0.45%
	F	0.26%	0.79%	0.45%
	G	1.32%	1.82%	1.51%

MQY	A	0.26%	0.72%	0.46%
	B	0.24%	0.79%	0.45%
	C	0.32%	0.79%	0.45%
	D	0.24%	0.76%	0.45%
	E	1.32%	1.82%	1.51%

MQT	A	0.26%	0.72%	0.45%
	B	0.34%	0.73%	0.46%
	C	0.24%	0.79%	0.44%
	D	1.32%	1.82%	1.51%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 1.82% for the year ended April 30, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

38	ANNUAL REPORT	APRIL 30, 2010

Notes to Financial Statements (concluded)

During the year ended April 30, 2010, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MYD	A	7/29/09	105	$2,625,000
	B	7/08/09	105	$2,625,000
	C	7/22/09	105	$2,625,000
	D	7/15/09	105	$2,625,000
	E	7/08/09	164	$4,100,000
	F	7/09/09	101	$2,525,000
	G	7/06/09	117	$2,925,000

MQY	A	8/04/09	123	$3,075,000
	B	7/14/09	123	$3,075,000
	C	7/17/09	123	$3,075,000
	D	7/10/09	123	$3,075,000
	E	7/06/09	123	$3,075,000

MQT	A	8/03/09	146	$3,650,000
	B	7/13/09	146	$3,650,000
	C	7/13/09	146	$3,650,000
	D	7/07/09	29	$725,000

Preferred Shares issued and outstanding for the period November 1, 2008 to April 30, 2009 remained constant.

During the year ended October 31, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MYD	A	7/02/08	375	$9,375,000
	B	7/09/08	375	$9,375,000
	C	6/25/08	375	$9,375,000
	D	6/18/08	375	$9,375,000
	E	6/18/08	584	$14,600,000
	F	6/26/08	359	$8,975,000
	G	6/23/08	417	$10,425,000

MQY	A	7/08/08	464	$11,600,000
	B	6/24/08	464	$11,600,000
	C	7/18/08	464	$11,600,000
	D	6/27/08	464	$11,600,000
	E	6/23/08	464	$11,600,000

MQT	A	7/07/08	397	$9,925,000
	B	7/14/08	397	$9,925,000
	C	6/30/08	397	$9,925,000
	D	6/24/08	79	$1,975,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 1, 2010 to Common Shareholders of record on May 14, 2010 as follows:

Common Dividend Per Share

MYD	$0.0765
MQY	$0.0745
MQT	$0.0670

The dividends declared on Preferred Shares for the period May 1, 2010 to May 31, 2010 were as follows:

	Series	Dividends Declared

MYD	A	$11,109
	B	$11,705
	C	$12,291
	D	$12,828
	E	$18,348
	F	$11,215
	G	$43,824

MQY	A	$11,475
	B	$12,533
	C	$13,349
	D	$12,340
	E	$42,239

MQT	A	$11,252
	B	$13,432
	C	$12,893
	D	$8,734

The Funds’ distribution rates declared on June 1, 2010 were as follows:

Per Common Share Amount

MYD	$0.0800
MQY	$0.0770

ANNUAL REPORT	APRIL 30, 2010	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively the “Funds”), including the schedules of investments, as of April 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2008 to April 30, 2009 and the year ended October 31, 2008, and the financial highlights for the year ended April 30, 2010, the period November 1, 2008 to April 30, 2009 and for each of the four years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2010, the results of their operations and cash flows for the year then ended, the changes in their net assets for the year then ended, the period November 1, 2008 to April 30, 2009 and the year ended October 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid by MYD, MQY and MQT, during the fiscal year ended April 30, 2010, qualify as tax-exempt interest dividends for federal income tax purposes.

40	ANNUAL REPORT	APRIL 30, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MYD and MQT and Computershare Trust Company, N.A. for MQY (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the respective Plan Agent: BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,Telephone: (866) 216-0242 for shareholders of MYD and MQT or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078,Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of MQY.

ANNUAL REPORT	APRIL 30, 2010	41

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

42	ANNUAL REPORT	APRIL 30, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				99 RICs consisting of 97 Portfolios	None

	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 298 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 298 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective January 1, 2010, Kent Dixon, a Director of the Funds, retired.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Director of the Funds, resigned.

The Funds’ Board of Directors extends its best wishes to both Mr. Dixon and Mr. Beckwith.

ANNUAL REPORT	APRIL 30, 2010	43

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board.

[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodians
The Bank of
New York Mellon[3]
New York, NY 10286

State Street Bank and
Trust Company[4]
Boston, MA 02111

Transfer Agent
Common Shares:
BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[4]
Providence, RI 02940

Auction Agent
Preferred Shares:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For MYD and MQT.

[4]	For MQY.

44	ANNUAL REPORT	APRIL 30, 2010

Additional Information

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2010	45

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

46	ANNUAL REPORT	APRIL 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2010	47

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-4/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund, Inc.	$36,700	$36,700	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund, Inc.	$20,377	$418,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the

Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2010.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2000, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock, Inc. since 2006; Director of Merrill Lynch Investment Management, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	6	0	0	0	0	0
	$2.74 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$19.43 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$19.43 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of April 30, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Kalinoski, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – April 30, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	$1 - $10,000
Walter O’Connor	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2010